CỘNG HÒA XÃ HỘI CHỦ NGHĨA VIỆT NAM
Độc lập – Tự do – Hạnh phúc

Socialist Republic of Vietnam

Independence-Freedom-Happiness

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HỢP ĐỒNG HỢP TÁC
BUSINESS COOPERATION CONTRACT
Số: 21-0528/HĐHT/PAYT-HOTTAB

Hôm nay, ngày 28 tháng 5 năm 2021. Các Bên gồm có:
Today, May 28th, 2021. Parties include:

I. BÊN A: CÔNG TY CỔ PHẦN PAYTECH
I. PARTY A: PAYTECH., JSC

- Địa chỉ trụ sở: Số nhà 20-N03 KĐT mới Dịch Vọng, phường Dịch Vọng, quận Cầu Giấy, thành phố Hà Nội, Việt Nam
- Address: No. 20-N03 Dịch Vọng New Urban Areas, Dịch Vọng Ward, Cầu Giấy District, Hà Nội City, Việt Nam
- Giấy chứng nhận đăng ký doanh nghiệp số: 0107480197
- Tax Identification Number: 0107480197
- Điện thoại: 02437959784
- Phone Number: 02437959784
- Đại diện bởi: Ông Ngô Minh Thắng
- Represented by: Mr. Ngô Minh Thắng
- Chức vụ: Tổng giám đốc
- Position: General Director

Sau đây gọi là "**Bên A**"
Hereby refer to as "Party A"

II. BÊN B: CÔNG TY TNHH HOTTAB ASSET VIỆT NAM
III. Party B: HOTTAB ASSET VIET NAM COMPANY

- Địa chỉ trụ sở: Phòng 1503, Tầng 15 Tòa nhà HITTC, số 185 Giảng Võ, Phường Cát Linh, Quận Đống Đa, Thành phố Hà Nội
- Address: Room 1503, 15th floor HITTC building, No. 185 Giảng Võ, Cát Linh Ward, Đống Đa Ward, Hà Nội City
- Mã số DN: 0108838460
- Tax Identification Number: 0108838460
- Điện thoại: +84 (0) 97 694 08 99
- Phone Number: +84 (0) 97 694 08 99
- Đại diện: Bà Ngô Thị Châm
- Represented by: Ms. Ngô Thị Châm
- Chức vụ: Giám Đốc
- Position: Director

Sau đây gọi là "**Bên B**"
Hereby refer to as "Party B"

Cùng nhau thỏa thuận và ký kết Hợp Đồng Hợp Tác này (sau đây gọi tắt là "Hợp Đồng") với các điều khoản và điều sau đây:
Parties agree and sign this Business Cooperation Contract (Hereby referred to as "Contract") with the following terms and conditions:

ĐIỀU 1: ĐỊNH NGHĨA
PART 1: DEFINITION

1.1. "Đối tác liên kết": Là các doanh nghiệp hoặc hộ kinh doanh được Bên B giới thiệu và được ký Hợp Đồng Chấp nhận sử dụng ứng dụng của Paytech với Bên A. Trong đó, đối tác liên kết phải đáp ứng các điều kiện quy định tại Điều 3 của Hợp Đồng này.

1.1. Business partners ("Partners"): Business or Business Households Introduced by Part B and sign Agreement Contract on Use of MyPoint & EPoint App with Party A. Business partners must satisfy the requirements listed in Part 3 of this Contract.

1.2. "Doanh thu của đối tác liên kết từ chương trình thẻ quà tặng": là doanh thu của các đối tác liên kết từ tổng các giao dịch có sử dụng thẻ quà tặng từ ứng dụng của Paytech *(Sau khi trừ đi khuyến mại, giảm giá, chiết khấu)* trên nền tảng ứng dụng Hottab Biz và sẽ được ghi nhận tại Biên Bản Đối Soát Phí được ký bởi Các bên.

1.2. "Partners' revenue from Voucher program": the total income of Partners from all transactions which Vouchers from Paytech's Application were used (after subjection of promotion, discount) on Hottab Biz application system and will be recorded in the Reconcile Statement signed by Parties.

1.3. "Doanh thu của đối tác liên kết từ chương trình tích điểm và tiêu điểm": là doanh thu của các đối tác liên kết từ tổng các giao dịch tích điểm, tiêu điểm từ ứng dụng của Paytech *(Sau khi trừ đi khuyến mại, giảm giá, chiết khấu hoặc điểm tiêu)* trên nền tảng phần mềm Hottab POS và sẽ được ghi nhận tại Biên Bản Đối Soát Phí được ký bởi Các bên.

1.3. "Partners' revenue from Loyalty Program": the total income of Partners from all transactions which Loyalty features from Paytech's Application were used (after subjection of promotion, discount) on Hottab POS Software system and will be recorded in the Reconcile Statement signed by Parties.

1.4. Phần mềm Hottab POS: Là phần mềm quản lý POS (điểm bán hàng) cho thị trường thực phẩm và đồ uống (bao gồm nhưng không hạn chế trong tại các nhà hàng, resort, du thuyền,..) được Bên B phát triển, cung cấp, quản lý, và vận hành.

1.4. Hottab POS Software: Point of Sale system for the F&B industry (include but not limit to restaurants, resorts, cruises...). Develop, supply, manage, and operate by Party B.

1.5. Ứng dụng Hottab Biz: Là phần mềm và website bán và mua hàng trực tuyến cho thị trường thực phẩm và đồ uống được Bên B phát triển, cung cấp, quản lý, và vận hành với mục đích phát triển việc kinh doanh cho nhà cung cấp và mang đến sự tiện lợi cho người tiêu dùng.

1.5. Hottab Biz application: Online marketplace for merchants and buyers from the F&B industry. Develop, supply, manage, and operate by Party B to improve business for the supplier and convenience for the user.

1.6. "Ứng dụng của Paytech": Là các ứng dụng do Paytech vận hành, quản lý và kinh doanh (bao gồm nhưng không giới hạn ứng dụng MyPoint, EPoint,...)

1.6. "Paytech's Application": Multi-purposes loyalty applications developed and operated by Paytech (include but not limited to MyPoint, EPoint,…)

1.7. Chương Trình Liên Kết chăm sóc khách hàng bằng Ứng dụng tích điểm đa năng (gọi tắt là "Chương Trình Liên Kết"): Là chương trình hợp tác giữa Bên A và đối tác liên kết để phát triển Ứng dụng của Paytech.

1.7. Customer Care Partnership Program with MyPoint Multi-purpose loyalty application (Hereby refer to as "Partnership Program"): Partnership program between Party A and Party B to develop MyPoint Application

1.8. Chương trình "Cung cấp thẻ quà tặng" ("Chương Trình"): là chương trình hợp tác triển khai các ưu đãi/chương trình khuyến mại của Bên B dành riêng cho các khách hàng, trong đó Các Bên cam kết thực hiện các nội dung ưu đãi cho Khách Hàng đáp ứng đầy đủ các điều kiện, điều khoản (nếu có) theo quy định tại phụ lục đính kèm Hợp đồng này trong thời gian có hiệu lực của Chương Trình.

1.8. "Voucher Program": Joint venture program to provide promotion of Party B for customers. Parties agree to follow terms and conditions according to this Contract and Contract Annexes during its duration.

1.9. Khách Hàng của Paytech (Khách hàng): là tất cả các người dùng sử dụng Ứng dụng của Paytech sử dụng các ưu đãi trong thời gian có hiệu lực của Chương Trình và đáp ứng các điều kiện (nếu có) của Chương Trình.

1.9. Paytech's Customer: All users who register and Paytech's Application, and promotions who satisfy the requirement (if present) of the Program.

1.10. "Hợp Đồng": Là hợp đồng cung cấp dịch vụ của Paytech được ký kết giữa đối tác liên kết và Bên A. Biểu mẫu hợp đồng sẽ dựa theo quy định/quy trình ban hành của Bên A theo từng thời kỳ.

1.10. "Contract": the contract agreement of partnership in which providing MyPoint, Epoint signed by Party A and Party B. The Contract form will be based on terms/regulations enacted by Party A in the current period.

1.11. "Hoa hồng môi giới" hoặc "Phí": Là phí mà Bên A (với tư cách là đơn vị cung cấp dịch vụ) chi trả cho Bên B trên cơ sở những đối tác liên kết được bên B giới thiệu và những đối tác liên kết này ký kết Hợp đồng với Bên A.

1.11. "Brokerage Commission" or "Fee": The fee which Party A (as the service provider) pays to Party B based upon Partners introduced by Party B and signed Contract with Party A

ĐIỀU 2: NỘI DUNG HỢP TÁC

PART 2: PARTNERSHIP TERMS

Mục đích 01: Hai bên cùng phối hợp thực hiện "Chương Trình cung cấp thẻ quà tặng" trên "Ứng dụng của Paytech" , chi tiết trong Phụ lục 01 đính kèm.

Purpose 01: Party B agrees to execute "Voucher Program" for Party A. Details in attached Contract Annex 01

Mục đích 02: Hợp tác để giới thiệu "Ứng dụng của Paytech" với tập đối tác liên kết của Bên B và mời đối tác liên kết tham gia vào Chương Trình Liên Kết, chi tiết trong Phụ lục 02 đính kèm.

Purpose 02: Partnership to introduce Party A's Applications with Party B's Partners who will join the Partnership Program. Details in attached Contract Annex 02.

ĐIỀU 3: PHÍ VÀ PHƯƠNG THỨC THANH TOÁN

PART 3: FEE AND PAYMENT METHOD

3.1. Bên A thu phí của bên B trên tổng "Doanh thu của đối tác liên kết từ chương trình thẻ quà tặng". Mức phí và quy trình thanh toán sẽ được thực hiện theo quy định tại Phụ lục 01.

3.1. Party B pays Party A Brokerage Commission on Partners' revenue from the Voucher program. The amount and payment procedure will be executed as listed in Annex 01.

3.2. Bên A trả phí cho Bên B trên tổng "Doanh thu của đối tác liên kết từ chương trình tích điểm và tiêu điểm". Mức phí và quy trình thanh toán sẽ được thực hiện theo quy định tại Phụ lục 02.

3.2. Party A pays Party B Brokerage Commission on Partners' revenue from Loyalty Program. The amount and payment procedure will be executed as listed in Annex 02.

3.3. Điều khoản thanh toán:

Quy trình đối soát và thanh toán được quy định tại Phụ lục 03 Hợp đồng này.

3.3. **Payment terms:**

The reconciliation and payment procedure is regulated in Annex 03 of this Contract.

ĐIỀU 4. GIẢI QUYẾT KHIẾU NẠI CỦA KHÁCH HÀNG

PART 4. CUSTOMER'S COMPLAINT

4.1. Các Bên có trách nhiệm thông báo, truyền đạt Chương Trình đến nhân viên và/hoặc các bộ phận liên quan để đảm bảo áp dụng Chương Trình cho Khách Hàng của Paytech khi đáp ứng các điều kiện Chương Trình đưa ra.

4.1. Parties are responsible for informing their personnel and/or relevant departments to guarantee the execution of the Program for Paytech's Customers when they qualify based on regulations provided by the Program.

4.2. Sai sót do bên nào gây ra, bên đó có trách nhiệm xin lỗi và giải quyết cho khách hàng.

4.2. The Party which causes the issue will be held responsible to offer to apologize and resolve for the Customers

ĐIỀU 5: SỰ KIỆN BẤT KHẢ KHÁNG

PART 5: FORCE MAJEURE CLAUSE

5.1. Sự kiện bất khả kháng được hiểu là những sự việc xảy ra khách quan, không lường trước được và nằm ngoài tầm kiểm soát của Các Bên trong Hợp Đồng, bao gồm nhưng không hạn chế các sự kiện như thiên tai, hỏa hoạn, động đất, chiến tranh, nổi loạn, dịch bệnh, sự thay đổi các chính sách, pháp luật, sự can thiệp của các cơ quan nhà nước có thẩm quyền,… gây ảnh hưởng đến việc thực hiện quyền và nghĩa vụ của một Bên hoặc của Các Bên trong Hợp đồng này (sau đây gọi là "**Sự Kiện Bất Khả Kháng**").

5.1. Force Majeure is defined as objective, unforeseeable events and out of control for Parties involved in the Contract, include but not limit to catastrophes, conflagrations, earthquakes, wars, riots, epidemics, changes in policies and laws, interferences from authorized government agencies, etc. which affect the execution of tasks of one Party or all Parties involved in this Contract (Hereby referred to as "**Force Majeure**").

5.2. Bên bị ảnh hưởng bởi Sự Kiện Bất Khả Kháng có trách nhiệm thông báo cho Bên còn lại bằng văn bản ngay trong vòng 3 (ba) ngày kể từ ngày xảy ra Sự Kiện Bất Khả Kháng. Thông báo này phải nêu rõ nguyên nhân/bản chất, thời gian ảnh hưởng của Sự Kiện Bất Khả Kháng và cách

khắc phục (nếu có); đồng thời Bên bị ảnh hưởng phải nỗ lực cao nhất phòng tránh, hạn chế rủi ro của Sự Kiện Bất Khả Kháng.

5.2. Party affected by Force Majeure is obligated to notify the other Party via document within three (03) days of Force Majeure occurring. The notification must include cause/essence, time affected by Force Majeure, and overcome plan (if present); Party affected by Force Majeure must also attempt their best effort to avoid and negate risks caused by Force Majeure.

5.3. Bên bị ảnh hưởng bởi Sự Kiện Bất Khả Kháng sẽ không phải chịu trách nhiệm đối với Bên kia về việc chậm thực hiện nghĩa vụ của mình trong thời gian thực tế và hợp lý của Sự Kiện Bất Khả Kháng đó nếu đã thực hiện nghĩa vụ theo đúng Khoản 2 Điều này.

5.3. The Party affected by Force Majeure is not responsible for the other Party for delays in executing tasks within a realistic and reasonable period of which Force Majeure if correctly executed tasks per Term 2 of this Part.

5.4. Trong trường hợp do Sự Kiện Bất Khả Kháng và sự kiện này kéo dài trên 30 (ba mươi) ngày thì một trong Các Bên có quyền đơn phương chấm dứt Hợp đồng sau khi đã thông báo cho Bên còn lại bằng văn bản trong vòng 7 ngày trước ngày Bên đó dự định chấm dứt.

5.4. In the case of Force Majeure lasting over 30 (thirty) days, one Party has the right to unilaterally terminate the Contract after notifying the other Party via document 7 days prior to the new expected due date.

ĐIỀU 6: LUẬT ĐIỀU CHỈNH VÀ GIẢI QUYẾT TRANH CHẤP

PART 6. GOVERNING LAWS AND SETTLEMENT OF DISPUTES

Hợp đồng này được xây dựng phù hợp với luật pháp hiện hành của Việt Nam và do luật hiện hành của Việt Nam điều chỉnh. Mọi tranh chấp, mâu thuẫn hoặc khác biệt phát sinh từ hoặc liên quan đến Hợp Đồng này (sau đây gọi chung là "Tranh Chấp") sẽ được Các Bên thống nhất giải quyết thông qua thương lượng. Trong trường hợp Tranh Chấp không thể giải quyết bằng thương lượng giữa Các Bên trong vòng ba mươi (30) ngày kể từ ngày xảy ra Tranh Chấp, thì một Bên có quyền đưa Tranh Chấp đó ra giải quyết bằng trọng tài tại Trung tâm Trọng tài Quốc tế Việt Nam (VIAC) theo Quy tắc Tố tụng Trọng tài của VIAC. Ngôn ngữ trọng tài là Tiếng Việt.

This Contract is constructed upon the governing laws of Vietnam and is adjusted by the governing laws of Vietnam. All disputes, conflicts, and differences caused by or concerned with this Contract (Hereby referred to as "Disputes") will be discussed and resolved by Parties involved in this Contract through negotiating. In case Disputes cannot be resolved by negotiation between Parties within thirty (30) days from the date of Disputes, one Party has the right to present which Dispute to be resolved by Vietnam International Arbitration Center (VIAC) under VIAC's Rules of Arbitration. The language to be used in the arbitral proceedings shall be Vietnamese.

ĐIỀU 7: BẢO MẬT THÔNG TIN

PART 7: INFORMATION SECURITY

7.1. Không có Bên nào được tiết lộ hoặc chuyển cho Bên thứ ba ngoài các Bên trong Hợp đồng này thông tin liên quan đến việc kinh doanh của Bên kia hoặc thông tin của khách hàng mua điện hoặc sử dụng thông tin cho mục đích khác ngoài việc thực hiện hợp đồng này nếu chưa có sự đồng ý bằng văn bản của Bên kia.

7.1. No Party is allowed to leak or transfer information to a third party outside of the Contract. Information regarding the other Party's business or customer who purchases electricity or uses information for any other purposes than executing the Contract.

7.2. Hai Bên cam kết không sử dụng các thông tin mà Bên kia cung cấp nhằm mục đích cạnh tranh với Bên cung cấp thông tin.

7.2. Hai Bên cam kết không sử dụng các thông tin mà Bên kia cung cấp nhằm mục đích cạnh tranh với Bên cung cấp thông tin

7.3. Điều khoản này vẫn còn hiệu lực ngay cả khi hợp đồng này chấm dứt trừ khi có yêu cầu của luật pháp hoặc theo yêu cầu của cơ quan quản lý nhà nước có thẩm quyền.

7.3. Terms listed in this Part of the Contract will remain valid even after contract liquidation by Parties involved unless requested otherwise by laws or other authorized government agencies.

ĐIỀU 8. CHẤM DỨT HỢP ĐỒNG HỢP TÁC

PART 8. CONTRACT TERMINATION

8.1. Hợp đồng có thể bị chấm dứt trong các trường hợp sau:

8.1. The Contract can be terminated in the following circumstances:

a. Theo thỏa thuận của Các Bên.

a. According to agreements between Parties.

b. Thỏa thuận hết thời hạn theo quy định tại Hợp đồng này.

b. Considered Invalid once past the due date according to the Terms listed in this Contract

c. Một Bên bị giải thể, phá sản, chấm dứt hoạt động theo quyết định của cơ quan Nhà nước có thẩm quyền, hoặc buộc phải chấm dứt do Sự Kiện Bất Khả Kháng theo quy định tại Điều 5 của Hợp đồng này.

c. One Party is dissolved, bankrupt, end operation per authorized Government agencies, or forced to end per Force Majeure according to Part 5 of this Contract.

d. Khi một trong các Bên vi phạm bất kỳ điều khoản nào trong hợp đồng này bao gồm cả Phụ lục mà cố tình không khắc phục trong thời gian mà các bên đã thống nhất tại văn bản yêu cầu giải quyết vi phạm từ Bên còn lại thì Bên còn lại có quyền xem xét về việc chấm dứt hợp tác.

d. When one Party violates any terms and conditions of this Contract including its Annexes and deliberately fails to change within the agreed time by Parties in violation resolve request document from the other Party. Then, the other Party reserves the right to terminate the Contract.

e. Trường hợp bên B không thực hiện trách nhiệm quy định tại mục 9, điều 2, phụ lục 02 thì Bên A có quyền xem xét về việc chấm dứt hợp tác.

e. If Party B fails to follow obligations stated in Terms 9, Part 2, Annex 02, then Party A reserves the right to terminate the Contract.

f. Các trường hợp khác theo quy định của pháp luật.

f. Other circumstances per local laws' rules and regulations.

8.2. Trong mọi trường hợp chấm dứt Hợp đồng hợp tác, Các Bên phải hoàn thành mọi nghĩa vụ còn tồn đọng bao gồm nhưng không giới hạn việc thực hiện các nghĩa vụ tài chính (nếu có), hoàn tất việc giải quyết các tra soát, khiếu nại có liên quan đến Chương Trình, gỡ bỏ khỏi hệ thống của Bên A mọi thông tin liên quan đến Bên B, và ngược lại.

8.2. In case of Contract termination, Parties must complete all leftover tasks including but not limited to financial tasks (if present), any other cross-checking, and complaints regarding the Partnership Program. Remove any information regarding Party B on Party A's system, and vice

versa. Must ensure Customers' benefits.

8.3. Đơn phương chấm dứt hợp đồng

8.3. Unilaterally Contract termination

a. Đơn phương chấm dứt việc hợp tác trước thời hạn theo quy định tại Hợp đồng này nếu một Bên vi phạm các quy định được nêu tại Hợp đồng này. Bên bị vi phạm phải có trách nhiệm báo trước cho bên vi phạm trong vòng 30 (ba mươi) ngày kể từ ngày chấm dứt hợp tác.

a. Right to unilaterally terminate the Contract before the due date stated in this Contract. If Party B violates the terms and conditions stated in this Contract, Party A is obligated to inform Party B 30 (thirty) days before Contract termination. Then, all Vouchers deployed by Party B on to EPoint Application will be discarded by Party A.

b. Trong trường hợp các bên đồng ý chấm dứt Hợp Đồng, Bên B phải đảm bảo các thẻ quà tặng có giá trị và còn hiệu lực đã phát hành cho khách hàng vẫn có giá trị quy đổi lấy sản phẩm/dịch vụ như đã cam kết.

b. In case Parties agree to terminate Contract, Party B must guarantee that all valid vouchers issued to Customers are still reclaimable as agreed.

c. Theo yêu cầu hợp pháp của cơ quan nhà nước có thẩm quyền

c. Request by authorized government agencies.

d. Do sự kiện bất khả kháng theo quy định tại Hợp đồng này

d. Cause by Force Majeure per terms of this Contract

ĐIỀU 9: ĐIỀU KHOẢN THI HÀNH

PART 9: IMPLEMENTATION PROVISIONS

9.1. Hợp đồng này có hiệu lực kể từ ngày đại diện có thẩm quyền của hai bên ký và đóng dấu, có thời hạn 01 năm và tự động được gia hạn với các điều khoản và điều kiện tương tự trừ khi các bên có thỏa thuận khác.

9.1. This Contract is valid starting when Parties' Legal Representatives sign and seal. Contract duration is 01 year and is automatically extended with the same terms and regulations unless Parties have other agreements.

9.2. Hợp đồng có thể có Phụ lục kèm theo để quy định chi tiết một số điều khoản của Hợp đồng. Phụ lục Hợp đồng có hiệu lực như Hợp đồng. Nội dung của Phụ lục Hợp đồng không được trái với nội dung của Hợp đồng. Trường hợp các Bên chấp nhận Phụ lục Hợp đồng có điều khoản trái với điều khoản trong Hợp đồng thì coi như điều khoản đó trong Hợp đồng đã được sửa đổi.

9.2. Contract may possess attached Annexes to regulate detailly some of the Contract's Terms. Annexes' duration is the same as Contract's. Annexes' content must not be in opposition to the Contract's content. In case Parties agree on Annexes to possess Terms in opposition to Contract's Terms, said Terms will be considered as part of the Contract Amendment.

9.3. Các Bên nghiêm chỉnh thực hiện các cam kết theo Hợp đồng, nếu chưa được sự cho phép của Bên còn lại thì không được chuyển toàn bộ hoặc một phần quyền và nghĩa vụ của mình trong Hợp đồng hay chỉ định một đơn vị nào khác thực hiện thay;

9.3. Parties strictly implement the terms and commitment according to this Contract. One Party is forbidden from transferring part of or all of their rights and obligations to any third party without consent from the other Party;

9.4 Hợp đồng này được lập thành hai bản song ngữ bằng tiếng Anh và tiếng Việt; tiếng Việt là ngôn ngữ được sử dụng để giải thích Hợp đồng này.

9.4 This contract is made into two bilingual versions in English and Vietnamese; Vietnamese is the language used to interpret this Contract.

9.5. Hợp đồng này được lập thành bốn (04) bản bằng song ngữ tiếng Anh – Việt, , mỗi bên giữ hai (02) bản có giá trị pháp lý như nhau.

9.5. This Contract is made into four (04) copies in dual-language English – Vietnamese, each Party holds two (02) copies of equal validity.

ĐẠI DIỆN BÊN A	ĐẠI DIỆN BÊN B
PART A LEGAL REPRESENTATIVE	PARTY B LEGAL REPRESENTATIVE
(Ký, ghi rõ họ tên, đóng dấu)	*(Ký, ghi rõ họ tên, đóng dấu)*
(Signature, full name, sealed)	*(Signature, full name, sealed)*
CÔNG TY CỔ PHẦN PAYTECH	CÔNG TY TNHH HOTTAB ASSET VIỆT NAM
TỔNG GIÁM ĐỐC	GIÁM ĐỐC
Ngô Minh Thắng	*Ngô Thị Châm*

PHỤ LỤC 1: PHÁT HÀNH THẺ QUÀ TẶNG

ANNEX 01: VOUCHER ISSUE

(Kèm theo Hợp Đồng Hợp Tác số 21-0528/HĐHT/PAYT-HOTTAB)

(Attached with Partnership Contract No. 21-0528/HDHT/PAYT-HOTTAB)

Sau khi thỏa thuận, Các Bên thống nhất ký kết Phụ Lục này với các điều khoản và điều kiện như sau:

After discussion, parties agree to sign this Annex with the following terms and conditions:

ĐIỀU 1: NỘI DUNG HỢP TÁC

PART 1: PARTNERSHIP TERMS

1. Hai bên phối hợp thực hiện "Chương Trình cung cấp thẻ quà tặng" trên "Ứng dụng của Paytech" với các nội dung cụ thể như sau:
1. Party B agrees to supply Voucher to Party A with detailed contents as follow:
   - Bên A đồng ý hiển thị, phát hành, và gửi các thẻ quà tặng điện tử ("voucher") từ hệ thống của Bên A tới Khách Hàng thông qua Ứng Dụng của Paytech.
   - Party A agrees to showcase, issue, and send electronic vouchers from Party A's system to Customers through EPoint, MyPoint Application.
   - Bên B đồng ý triển khai Chương Trình cung cấp thẻ quà tặng và thiết lập hệ thống các Điểm ưu đãi cho Khách hàng.
   - Party B agrees to execute the Program and establish the Loyalty system for Customers.
2. Bên A thu phí bên B, theo quy định sau:
2. Party A collects the fees from Party B as follow.

a) Phí giao dịch Bên B thanh toán cho Bên A là 2,5% tổng "Doanh thu của đối tác liên kết từ chương trình thẻ quà tặng".

a) The agreed fee which Party B will pay Party A monthly is 2,5% of "Partner's profit from Vouchers Program"

b) Công thức tính:

Phí dịch vụ = Tổng doanh thu của đối tác liên kết từ chương trình thẻ quà tặng * 2.5%

b) Formula:

Service fee = The total revenue of Partner's profit from Vouchers Program * 2.5%

3. Các chương trình cung cấp thẻ quà tặng hàng tháng sẽ được hai bên xác nhận qua địa chỉ Email của hai bên kinh doanh như dưới đây :

Monthly Voucher program will be confirmed by Parties via the follow email addresses:

Kinh doanh Bên A Party A	**Kinh doanh Bên B** Party B
Tên/name : Nguyễn Thị Tuyết SĐT/Tel : 0943160991 Email : kinhdoanh@paytech.vn	Tên/name : Ngô Thị Châm SĐT/Tel : Email : Cham@hottab.net

Trong trường hợp nhân sự có thay đổi, 2 Bên cần có văn bản xác nhận qua Email của Bên còn trong 05 (năm) ngày làm việc sau khi có thay đổi.

Email của Bên A: kinhdoanh@paytech.vn

Email của Bên B: Cham@hottab.net

In case of personnel changes, Parties must inform the other in documents via Email within 05 (five) business days from said changes.

CÔNG TY CỔ PHẦN PAYTECH M.S.D.N: 0107480197 Q. CẦU GIẤY

Party A's Email to be notified: kinhdoanh@paytech.vn
Party B's Email to be notified: Cham@hottab.net

4. Mẫu nội dung chương trình thẻ quà tặng hàng tháng được quy định như sau:
4. Monthly Voucher's form is regulated as follow:

MẪU NỘI DUNG THẺ QUÀ TẶNG
VOUCHER FORM

Sau khi thỏa thuận, Các Bên thống nhất ký kết Phụ Lục này với các điều khoản và điều kiện như sau:
After discussion, parties agree to sign this Annex with the following terms and conditions:
Bên B cung cấp thẻ quà tặng cho bên A với nội dung như sau:
Party B supply Vouchers to Party A with the following contents:

a. Thông tin giao dịch
a. Transaction information

Tên voucher Voucher name	Ưu đãi Promotion	Giá bán Price	Chiết khấu Discount	Số lượng Quantity

b. Điều kiện sử dụng thẻ quà tặng
b. Voucher's regulations

......

c. Điểm ưu đãi thẻ quà tặng
c. Voucher claimable location
- Các địa điểm áp dụng ưu đãi:
- Voucher claimable location:
- Trong trường hợp có sự thay đổi về Điểm ưu đãi, Các Bên sẽ thông báo và thống nhất qua email của Đầu Mối Liên Hệ.
- In case of changes in claimable location, Parties to inform and agree via Point of Contact's email.

d. Thời hạn sử dụng
d. Duration

Thời hạn sử dụng thẻ quà tặng:
Voucher duration:

e. Kênh cung cấp thẻ quà tặng
e. Voucher issue procedure
- Trường hợp bên B tự xuất mã thẻ quà tặng, bên B sẽ gửi danh sách mã thẻ quà tặng cho bên A qua địa chỉ email do hai Bên chỉ định.
- If Party B Issues Voucher codes, Party B will send an Electronic Voucher list to Party A via designated emails agreed by Parties.
- Trường hợp bên A xuất mã thẻ quà tặng thay bên B, bên A sẽ gửi danh sách mã thẻ quà tặng cho bên B qua địa chỉ email do hai Bên chỉ định.
- If Party A Issues Voucher codes, Party B will send an Electronic Voucher list to Party B via designated emails agreed by Parties.

ĐIỀU 2: TRÁCH NHIỆM VÀ QUYỀN LỢI CỦA BÊN A
PART 2: RIGHTS AND OBLIGATIONS OF PARTY A
TRÁCH NHIỆM

OBLIGATIONS

1. Bên A triển khai, thực hiện chương trình truyền thông thẻ quà tặng trên Ứng dụng của Paytech.
1. Party A promotes, deploys, executes Voucher marketing Program on Paytech's Application.
2. Chịu trách nhiệm về những sự cố xảy ra cho Khách hàng liên quan đến Ứng dụng của Paytech, đồng thời giải quyết hoặc phối hợp giải quyết các khiếu nại của Khách hàng liên quan tới việc cung cấp mã thẻ quà tặng cho Khách Hàng trên "Ứng dụng của Paytech". Cụ thể, khi khách hàng phàn nàn về quy trình đổi điểm trên "Ứng dụng của Paytech" lấy thẻ quà tặng, bên A sẽ có trách nhiệm trả lời, giải quyết cho khách hàng.
2. To be responsible for any incident report from Customers related to Paytech's Application, resolve or assist in resolving Customers' complaints regarding supplying Voucher code on Applications.

QUYỀN LỢI

RIGHTS

1. Được hưởng phí theo quy định trong Hợp đồng này.
1. Right to receive Brokerage Commission by the terms list in this Contract.

ĐIỀU 3: TRÁCH NHIỆM VÀ QUYỀN LỢI CỦA BÊN B

PART 3: RIGHTS AND OBLIGATIONS OF PARTY B

TRÁCH NHIỆM

OBLIGATIONS

1. Bên B thiết kế, hiển thị, phát hành thẻ quà tặng (thẻ quà tặng điện tử) cho Bên A.
1. Party B designs, presents, issues electronic Vouchers to Party A.
2. Chịu trách nhiệm về tất cả những sự cố xảy ra với Khách hàng, đồng thời giải quyết hoặc phối hợp giải quyết các khiếu nại của Khách hàng liên quan tới việc khách hàng sử dụng thẻ quà tặng tại cửa hàng của Bên B; phàn nàn về chất lượng sản phẩm, dịch vụ của Bên B.
2. Responsible for any incident report from Customers, resolve or assist in resolving Customers' complaints when Customers file a complaint about Party B's service quality.
3. Có trách nhiệm thanh toán đầy đủ phí cho Bên A
3. Obligate to pay the Brokerage Commission in full and on time to Party A.
4. Không tự ý thay đổi nội dung ưu đãi, điều khoản sử dụng thẻ quà tặng quà tặng đã thống nhất với bên A tại Phụ lục của Hợp đồng này. Nếu có thay đổi, Bên B có trách nhiệm thông báo cho Bên A trước 05 (năm) ngày qua email được hai Bên chỉ định.
4. Obligate not to change promotion details without consultation with Party A. In such a case, Party B informs Party A 05 (five) days prior to the change via designated Emails.

QUYỀN LỢI

RIGHTS

1. Được Bên A truyền thông về các chương trình, thẻ quà tặng của Bên B.
1. Promoted by Party A on Party B's promotions, Vouchers.

ĐẠI DIỆN BÊN A	ĐẠI DIỆN BÊN B
PART A LEGAL REPRESENTATIVE	PARTY B LEGAL REPRESENTATIVE
(Ký, ghi rõ họ tên, đóng dấu)	*(Ký, ghi rõ họ tên, đóng dấu)*
(Signature, full name, sealed)	*(Signature, full name, sealed)*
CÔNG TY CỔ PHẦN PAYTECH	CÔNG TY TNHH HOTTAB ASSET VIỆT NAM
TỔNG GIÁM ĐỐC	GIÁM ĐỐC
Ngô Minh Thắng	*Ngô Thị Châm*

PHỤ LỤC 02: HỢP TÁC MÔI GIỚI ĐỐI TÁC LIÊN KẾT

ANNEX 02: PARTNERS BROKERAGE COOPERATION

(Kèm theo Hợp Đồng Hợp Tác số 21-0528/HĐHT/PAYT-HOTTAB)

(Attached with Partnership Contract No. 21-0528/HDHT/PAYT-HOTTAB)

Sau khi thỏa thuận, Các Bên thống nhất ký kết Phụ Lục này với các điều khoản và điều kiện như sau:
After exchange and discussions. Parties agree to sign this Contract Annex with detailed contents as follow:

ĐIỀU 1: NỘI DUNG HỢP TÁC

PART 1: PARTNERSHIP TERMS

1. Hai bên phối hợp thực hiện **"Chương Trình Liên Kết"** với nội dung cụ thể như sau:
- Hợp tác để giới thiệu "Ứng dụng của Paytech" của Bên A với tập đối tác liên kết của Bên B và mời đối tác liên kết tham gia vào Chương Trình Liên Kết.
1. Parties execute "**Partnership Program**" with details as follow:
- Collaborate to introduce Party A's "Paytech's Application" to Party B's Partners and invite Partners to join Partnership Program
2. Bên A trả phí cho bên B, theo quy định:
2. Party A pay the fee Party B as follow:

a) Phí giao dịch Bên A thanh toán cho Bên B là 1% tổng "Doanh thu của đối tác liên kết từ chương trình tích điểm và tiêu điểm".

a) The agreed fee which Party A will pay Party B monthly is 1% of "Partner's profit from Loyalty Program"

b) Công thức tính:
Phi dịch vụ = Tổng doanh thu của đối tác liên kết từ chương trình tích điểm và tiêu điểm * 1%

b) Formula:
Service fee = The total revenue of Partner's profit from Loyalty Program * 1%

ĐIỀU 2: TRÁCH NHIỆM VÀ QUYỀN LỢI CỦA BÊN A

PART 2: RIGHTS AND OBLIGATIONS OF PARTY A

TRÁCH NHIỆM

OBLIGATIONS

1. Đàm phán tỷ lệ tích điểm của đối tác liên kết cho khách hàng của Paytech và tỷ lệ phân chia doanh thu của đối tác liên kết.
1. Negotiate Loyalty Program exchange rate for Paytech's Customers and profit-sharing ratio with Partners .
2. Có trách nhiệm cử cán bộ phụ trách để hỗ trợ, thực hiện việc chăm sóc, giải quyết thắc mắc, khiếu nại của đối tác liên kết do Bên B giới thiệu.
2. Obligate to deploy relevant personnel to be in charge of assisting, customer caring, resolving questions, and complaints of Partners introduced by Party B.
3. Có trách nhiệm thanh toán đầy đủ phí cho Bên B
3. Obligate to pay the Brokerage Commission in full and on time to Party B.
4. Phối hợp với Bên B theo quy trình làm việc quy định tại Điều 2, Phụ lục 02.
4. Collaborate with Party B according to the work tasks list in Annex 02.

5. Các quyền và nghĩa vụ khác theo Hợp đồng và theo quy định của pháp luật.
5. Other rights and obligations according to the Contract and local laws.

QUYỀN LỢI

RIGHTS

1. Được quyền quyết định cho phép đối tác liên kết tham gia Chương Trình Liên Kết theo quy định của Bên A và quy định của pháp luật liên quan;
1. Right to decide which Partner will participate in the Partnership Program base on Party A's terms and regulations and relevant local laws;
2. Được quyền từ chối cho đối tác liên kết do Bên B giới thiệu tham gia Chương Trình Liên Kết nếu đối tác liên kết không đủ điều kiện theo quy định tại Điều 3 của Phụ Lục này.
2. Have the right to refuse Partners introduced by Party B to participate in the Partnership Program if the Partner is not qualified based on the regulation stated in Part 3 of this Annex.

ĐIỀU 2: TRÁCH NHIỆM VÀ QUYỀN LỢI CỦA BÊN B

PART 2: RIGHTS AND OBLIGATIONS OF PARTY B

TRÁCH NHIỆM

OBLIGATIONS

1. Phối hợp đàm phán tỷ lệ tích điểm của đối tác liên kết cho khách hàng của Paytech và tỷ lệ phân chia doanh thu của đối tác liên kết cho Bên B.
1. Coordinate to negotiate Loyalty Program exchange rate for Paytech's Customers and profit-sharing ratio with Partners.
2. Có trách nhiệm cung cấp đầy đủ Hồ Sơ Khách Hàng cho bên A để nghiệm thu và ký hợp đồng.
2. Obligate to provide all Customer's Profile to Party A to examine and sign the Contract.
3. Là đầu mối kết nối giữa Bên A và đối tác liên kết trong triển khai Chương Trình Liên Kết.
3. Act as Point of Contact between Party A and Partners during the Partnership Program.
4. Có trách nhiệm thông báo cho Bên A khi xảy ra các sự kiện sau: Tình trạng hoạt động của đối tác liên kết có các dấu hiệu bất thường mà Bên B đánh giá là có khả năng gây ảnh hưởng đến việc hợp tác giữa Bên A và đối tác liên kết.
4. Obligation to notify Party A in case of the following events: Partner's operation shows abnormal signs which Party B deems can affect the partnership between Party A and Partners.
5. Có trách nhiệm cung cấp cho Bên A đầy đủ Hóa đơn giá trị gia tăng liên quan đến các khoản Phí mà Bên A thanh toán cho Bên B theo quy định của Hợp đồng này.
5. Obligate to provide Party A with Value added tax Invoice regarding the Brokerage Commission Fee which Party A pays to Party B according to the terms of this Contract.
6. Xác nhận, đối chiếu số liệu trong Bảng kê chi tiết Phí phát sinh hàng tháng và phối hợp với Bên A để thực hiện tra soát, thanh toán theo đúng quy định của Hợp đồng này.
6. Confirm, reconcile the data shown in the monthly Brokerage Commission detailed List, and cooperate with Party A to inspect and execute payment according to terms of this Contract.
7. Cam kết không thu của đối tác liên kết bất cứ khoản phí nào khác ngoài quy định của Bên A khi tham gia Chương Trình Liên Kết.
7. Obligate not to collect any other fees from Partners besides the fees regulated by Party A when joining the Partnership Program.
8. Các quyền và nghĩa vụ khác theo Hợp đồng và theo quy định của pháp luật.
8. Other rights and obligations according to the Contract and local laws.

9. Bên B có trách nhiệm tích hợp hệ thống phần mềm Hottab POS vào hệ thống phần mềm Quản lý tích điểm của bên A trong vòng hai mươi (20) ngày làm việc kể từ ngày ký hợp đồng.
9. Obligate to integrate Hottab POS system to Party A's loyalty Management software within twenty (20) working days from contract signation.
10. Đối với các đối tác liên kết đang là khách hàng sử dụng phần mềm Hottab POS của Bên B, Bên B cho phép Bên A kết nối với Hottab POS của các đối tác liên kết này để thực hiện Chương trình Liên kết. Bên B phải sắp xếp nhân sự để hỗ trợ việc kết nối với các đối tác.
10. For affiliate partners who are customers using Hottab POS software of Party B, Party B allows Party A to connect with Hottab POS of these affiliate partners to perform the affiliate program. Party B must arrange personnel to support the connection with partners.

QUYỀN LỢI

RIGHTS

1. Được quyền yêu cầu Bên A ký hợp đồng với các đối tác liên kết đạt đủ điều kiện theo quy định của Bên A mà những đối tác liên kết đó do Bên B giới thiệu/đàm phán.
1. Right to demand Party A to sign a contract with Partners introduced by Party B, and who are qualified according to Party A's regulations.

ĐIỀU 3: ĐIỀU KIỆN VỚI ĐỐI TÁC LIÊN KẾT

PART 3: TERMS AND CONDITIONS FOR PARTNERS

Đối tác liên kết được Bên A đồng ý cho tham gia Chương Trình Liên Kết khi đáp ứng các điều kiện sau:

Partners are qualified to join the Partnership Program if satisfy the following terms and condition:

3.1. Là đối tác liên kết được Bên B giới thiệu và đồng ý các điều khoản kinh doanh của Bên A áp dụng với đối tác liên kết, trong đó có tỷ lệ tích điểm và phí dịch vụ đối tác liên kết trả cho Bên A;

3.1. Is introduced by Party B and agree to follow the business terms and conditions provided by Party A. Loyalty Program exchange rate and Partners Service fee is determine and pay to Party A;

3.2. Có các đặc điểm phù hợp với tiêu chí Dịch Vụ của Bên A, bao gồm:

3.2. Possess qualities suitable for Party A's Service Requirement, including:

- Lĩnh vực kinh doanh
- Business field
- Quy mô cửa hàng
- Business size
- Địa điểm
- Location
- Đối tượng khách hàng
- Target audience

3.3. Có đầy đủ bộ hồ sơ theo yêu cầu của Bên A, bao gồm:

3.3. Able to provide documents upon Party A's request, including:

- Ký 02 (bốn) bản cứng Hợp đồng hợp tác với đối tác liên kết (Bên A giữ 01 bản)
- 02 (four) signed hard copies of the Partnership Contract with Partners (Party A keeps 01 copies)
- Bộ hồ sơ pháp lý:
- Legal documents:

+ Giấy chứng nhận đăng ký doanh nghiệp (đối với doanh nghiệp)/Giấy chứng nhận đăng ký hộ kinh doanh (đối với hộ kinh doanh) (bản sao kèm hồ sơ hoặc ảnh chụp gửi qua mail).

+ Business Registration Certificate (if business)/ Business Certificate of Individual Business Household (if business household) (copy attached to documents or photo sent via email).

+ CMT/CCCD/Hộ chiếu người đại diện theo pháp luật (bản sao kèm hồ sơ hoặc ảnh chụp gửi qua mail).

+ Identification Card/Citizenship card/Passport of the Legal representatives (copy attached to documents or photo sent via email).

+ CMT/CCCD/Hộ chiếu người được ủy quyền nhận thanh toán kèm giấy ủy quyền (bản sao kèm hồ sơ hoặc ảnh chụp gửi mail trong trường hợp đối tác liên kết nhiều cửa hàng và người được ủy quyền thanh toán không trùng đại diện pháp nhân).

+ Identification Card/Citizenship card/Passport of Authorized payment receiver and Letter of Authorization (copy attached to documents or photo sent via email in case of multiple businesses and the Authorized payment receiver is different from the Legal representatives)

3.4. Các điều kiện khác theo quy định của Bên A tùy từng thời điểm và quy định của pháp luật có liên quan sẽ được thông báo cho Bên B trong thời gian hợp lý.

3.4. Party B will be informed of other conditions according to Party A's regulations during the current period and relevant local laws.

ĐIỀU 4: NGUYÊN TẮC PHỐI HỢP

PART 4: PARTNERSHIP TERMS AND CONDITIONS

4.1. Bên B giới thiệu đối tác liên kết đáp ứng được các điều kiện và gửi Hồ Sơ Khách Hàng cho Bên A để Bên A nghiệm thu, ký hợp đồng và kết nối hệ thống kỹ thuật ứng dụng của Paytech với đối tác liên kết.

4.1. Party B introduces Partners who qualified according to the terms list in Part 3 of this Contract and provides Party A with which Partner's profile. Party A inspect, sign contract, and inform Party B to integrate the Partnership Program with Partners.

4.2. Bên A căn cứ vào Hồ Sơ Khách Hàng do Bên B giới thiệu để quyết định cho từng đối tác liên kết cụ thể tham gia vào Chương Trình Liên Kết. Với mỗi một đối tác liên kết tham gia vào Chương Trình Liên Kết, Bên A sẽ thanh toán phí cho Bên B theo quy định cụ thể tại Khoản 3 Điều 8 Hợp đồng này.

4.2. Party A decides which Partners to participate in the Partnership Program based upon Partner's profiles provided by Party B. With each Partner joining the Partnership Program, Party A shares Brokerage Commission to Party B as stated in Part 8 Term 3 of this Contract.

4.3. Các Bên đồng ý rằng, việc hợp tác theo Hợp Đồng này được thực hiện trên cơ sở Các Bên cùng hợp tác, hỗ trợ nhau để đẩy mạnh phát triển các sản phẩm, dịch vụ của Các Bên. Các Bên thỏa thuận thống nhất rằng việc hợp tác giữa Các Bên theo Hợp đồng này sẽ không phát sinh việc đóng góp tài sản và phân chia hoa lợi, lợi tức giữa Các Bên.

4.3. Parties agree that the cooperation per this Contract is executed upon the basis of benefit to all Parties, to assist each other in the development of product and service of Parties. All Parties agree that this Contract will not cause capital contribution and yield interest between Parties.

4.4. Một Bên sẽ không phải chịu trách nhiệm đối với bất kỳ thiệt hại nào xảy ra với đối tác liên kết hoặc bên thứ ba do Bên còn lại vi phạm hợp đồng mà Bên đó ký với đối tác liên kết.

4.4. One Party will not be held responsible for any damage to Partners or third-party in case of violation in the contract signed by the other Party and their partners.

ĐẠI DIỆN BÊN A	ĐẠI DIỆN BÊN B
PART A LEGAL REPRESENTATIVE	PARTY B LEGAL REPRESENTATIVE
(Ký, ghi rõ họ tên, đóng dấu)	*(Ký, ghi rõ họ tên, đóng dấu)*
(Signature, full name, sealed)	*(Signature, full name, sealed)*
CÔNG TY CỔ PHẦN PAYTECH	CÔNG TY TNHH HOTTAB ASSET VIỆT NAM
TỔNG GIÁM ĐỐC	GIÁM ĐỐC
Ngô Minh Thắng	Ngô Thị Châm

PHỤ LỤC SỐ 03: QUY TRÌNH THANH TOÁN ĐỐI SOÁT

ANNEX NO. 03: PAYMENT AND CROSS-CHECKING PROCEDURE

(Kèm theo Hợp Đồng Hợp Tác số 21-0528/HĐHT/PAYT-HOTTAB)

(Attached with Partnership Contract No. 21-0528/HDHT/PAYT-HOTTAB)

ĐIỀU 1: ĐIỀU KHOẢN CHUNG

PART 1: GENERAL TERMS

1. Đồng Tiền được sử dụng trong thanh toán: Đồng Việt Nam Đồng.
1. Payment currency: Vietnam Dong
2. Hình thức thanh toán: Chuyển khoản vào tài khoản ngân hàng.
2. Payment method: Bank transfer.
3. Các Bên có trách nhiệm tự hoàn thành nghĩa vụ thuế với Nhà nước Việt Nam.
3. Parties are obligated to complete their tax duty with the Vietnamese Government
4. Thanh toán chậm và điều chỉnh hóa đơn

- Trường hợp một trong 2 bên chậm thanh toán cho bên còn lại theo quy định tại điều 2 của Phụ lục này, thì bên chậm thanh toán phải chịu khoản tiền tiền phạt trả chậm tính từ ngày đến hạn thanh toán cho đến ngày thanh toán thực tế. Khoản tiền phạt này được tính như sau:

  Số tiền chậm trả nhân với (x) với Số ngày chậm trả nhân với (x) với lãi suất 0,035%/ngày.

- Điều chỉnh hóa đơn: Mọi sự nhầm lẫn trong giấy báo hoặc hóa đơn (nếu có) sẽ được các Bên cùng xác nhận và điều chỉnh vào hóa đơn lần kế tiếp.

4. Overdue and receipt adjustment

- In case the Paying Party does not pay the Receiver Party according to the terms of this Annex, the Receiver Party possesses the right to demand the payment in full plus interest. Interest will base on the number of days that surpassed the payment due date and calculate as follow:

  Total delay payment amount times (x) number of days past due times (x) interest 0,035%/day

- Receipt adjustment: all mistakes that occur in announcement documents or receipts (if present) will be examined and confirmed by all Parties and adjusted in the next receipt.

5. Chu kỳ đối soát, thanh toán: Hàng tháng
5. Reconciliation period: Monthly

ĐIỀU 2: QUY ĐỊNH THANH TOÁN ĐỐI SOÁT

PART 2: PAYMENT RECONCILIATION CLAUSE

1. **Quy trình đối soát:**
1. **Reconciliation procedure:**

   a) *Quy định đối soát phí*

   a) *Reconciliation terms*

- Mốc thời gian tính số liệu đối soát: từ 00:00:00 giờ ngày đầu tiên của tháng đến 23:59:59 giờ ngày cuối cùng của tháng theo dương lịch.
- Reconciliation timestamp is: from 00:00:00 AM the first of the month to 23:59:59 PM the last of the month (Gregorian Calendar).
- Căn cứ tính số liệu đối soát: Số liệu đối soát được lấy trên cơ sở các giao dịch thành công và được ghi nhận trên cả hai hệ thống.

- Reconciliation data basis: Reconciliation data is extracted based on successful transactions and recorded on both Parties' systems.

b) Quy trình đối soát

b) Reconciliation procedure

- Bước 1: Hàng tháng, Bên A gửi số liệu tổng hợp của tháng phát sinh dịch vụ tháng T qua email trước ngày 16 của tháng tiếp theo (tháng T+1) theo mẫu biểu do hai đơn vị đối soát thống nhất với nhau.
- Step 1: Monthly, Party A sends summary data of service fees that occurred within T month via email prior to the tenth (10th) of the following month (T+1) based on the form agreed by Parties.
- Bước 2: Bên B phản hồi trong vòng ba (3) ngày kể từ ngày nhận được dữ liệu từ bên A. Nếu quá thời hạn mà Bên B không phản hồi, coi như Bên B đã đồng ý với số liệu Bên A gửi.
- Step 2: Party B response within three (3) days from receiving data from Party A. If exceeding this period and Party B does not respond, Party A can assume Party B agrees with data sent by Party A.
- Bước 3: Trước ngày 21 tháng tiếp theo(tháng T+1) hai bên hoàn thành, xác nhận các nội dung tại báo cáo đối soát tổng hợp mà Hai bên đã gửi dữ liệu trước đó.
- Step 3: Prior to the 21st of the following month (T+1 month) Parties complete, confirm the details of reconciliation report from data sent by Parties prior to that.

+ Trường hợp số liệu giữa hai bên cân khớp: Trước ngày hai mươi mốt (21) tháng T+1, bên B tiến hành gửi Biên bản xác nhận đã ký cho Bên A, làm cơ sở để tính toán phí dịch vụ các Bên được hưởng.

+ In case Parties' data match: prior to the twenty-first (21st) of month T+1, Party B sends a signed confirmation document to Party A. The data summarized on the cross-check documents will be the basis of profit-sharing between parties.

+ Trường hợp số liệu giữa Hai Bên không cân khớp,

+ In case Parties' data is unmatched.

Trường hợp số liệu chênh lệch giữa hai hệ thống < 1%, Hai Bên thống nhất vẫn ký biên bản đối soát cân khớp, hai Bên tạm lấy số liệu từ hệ thống Bên A làm cơ sở thanh toán và tiến hành đối soát chi tiết số liệu chênh lệch.

In case Parties' system data is different by <1%, Parties agree to sign matched data documents, the content of Party A's data will be the basis of profit sharing reconciliation.

Trường hợp số liệu chênh lệch giữa hai hệ thống > 1%: Hai Bên tiến hành kiểm tra lại số liệu và tìm nguyên nhân số liệu không cân khớp.

In case Parties' system data differs by >1%, Parties conduct an investigation and figure out the cause of unmatched data.

Nếu tìm ra nguyên nhân và cân khớp số liệu trước ngày hai mươi mốt (21) tháng T+1, Hai Bên thực hiện xác nhận số liệu theo thời gian đã quy định.

If the cause is found and data matched prior to the twenty-first (21st) of month T+1, Parties crosscheck data by usual timeline.

Nếu không tìm ra nguyên nhân số liệu lệch trước ngày hai mươi mốt (21) tháng T+1, Hai Bên vẫn tiến hành xác nhận số liệu tạm tính theo thời gian quy định. Số liệu được lấy lấy làm căn cứ gốc là số liệu của Bên A để xác nhận doanh thu phân chia và tiến hành thanh toán.

If the cause is not found and data unmatched prior to the twenty-first (21st) of month T+1, Parties reconcile data temporally by the usual timeline. The data which will be referred to as the basis is the original data sent by Party A to decide profit sharing and payment proceeding.

Sau đó hai bên tiếp tục phối hợp, tiến hành đối soát chi tiết để tìm nguyên nhân chênh lệch. Số liệu chênh lệch được tìm ra sẽ được thanh quyết toán bổ sung vào ngày 21 của tháng T+2. Trường hợp không tìm được nguyên nhân chênh lệch, Hai Bên sẽ thỏa thuận để thống nhất số liệu cuối cùng.

Afterward, Parties continue to cooperate on detailed cross-checking to figure out the cause of unmatched data. Unmatched data amount found will be attached to the next additional payment/final account in the sixteenth (16th) of month T+2. If the cause is not found, Parties discuss and agree on the final data.

Tỷ lệ % chênh lệch được tính theo công thức:

$$\frac{\text{(Số liệu Bên A tổng hợp - Số liệu Bên B tổng hợp) X 100\%}}{\text{Số liệu Bên A tổng hợp}}$$

Unmatched data percentage is calculated with the formula:

$$\frac{\text{Data summarized by Party A - Data summarized by Party B X 100\%}}{\text{Số liệu Bên A tổng hợp}}$$

2. Quy trình thanh toán:
2. Payment procedure:

- Bên B gửi hồ sơ thanh toán trong vòng 03 (ba) ngày làm việc kể từ ngày nhận được biên bản đối soát Hai Bên đã ký.
- Party B sends payment documents within 03 (three) working days from receiving signed reconciliation documents signed by parties.
- Hồ sơ thanh toán bao gồm:
- Payment documents include:
  + Đề nghị thanh toán
  + Payment request
  + Hóa đơn GTGT hợp lệ
  + Valid Tax invoice
  + Biên bản đối soát/xác nhận số liệu đã được đóng dấu, ký bởi đại diện có thẩm quyền của Các bên
  + Reconciliation/confirmation document signed and sealed by authorized representatives from Parties
- Hai Bên thực hiện thanh toán thông qua chuyển khoản ngân hàng hoặc bù trừ công nợ hàng tháng trong vòng 15 (mười lăm) ngày làm việc kể từ ngày nhận được hồ sơ thanh toán.
- Parties execute payment through bank transfer or adjusting monthly debts within 15 (fifteen) working days from receiving payment documents.
- Bên A xuất hóa đơn tiền phí dịch vụ Bên A được hưởng và gửi hóa đơn điện tử qua email cho Bên B.
- Party A issues service fee receipt receivable by Party A and sends electronic receipt to Party B via email.

3. Thời hạn thanh toán
3. Payment deadline

Mỗi Bên sẽ thanh toán cho Bên còn lại số tiền phí đã thống nhất trong vòng 15 (mười lăm) ngày làm việc kể từ thời điểm Mỗi Bên nhận đủ Bộ chứng từ thanh toán vào tài khoản sau đây:

Each Party pays the other Party the agreed fee within 15 (fifteen) working days starting from when each Party receives fully financial documents into the following bank accounts:

Bên A:

Party A:

Số tài khoản:

Account number:

- MyPoint: 111002805688 - Ngân hàng Thương mại cổ phần Đầu tư và Phát triển Việt Nam BIDV - CN Ngọc Khánh.
- MyPoint: 111002805688 - The Joint Stock Commercial Bank for Investment and Development of Vietnam BIDV – Ngọc Khánh Branch.
- EPoint: 1016696727 - Ngân hàng TMCP Ngoại Thương Việt Nam - CN Thành Công.
- EPoint: 1016696727 - Joint Stock Commercial Bank for Foreign Trade of Vietnam – Thành Công Branch.

Bên B:

Party B:

Số tài khoản: 1016697008

Account number: 1016697008

Ngân hàng: Ngân hàng Thương mại cổ phần Sài Gòn - Hà Nội (SHB) – Chi nhánh Trần Hưng Đạo.

Sai Gon Joint Stock Commercial Bank (SHB) – Trần Hưng Đạo branch.

Tên chủ tài khoản: CÔNG TY TNHH HOTTAB ASSET VIỆT NAM.

Account holder name: CONG TY TNHH HOTTAB ASSET VIET NAM.

MẪU BIÊN BẢN ĐỐI SOÁT:

Reconciliation document form

BIÊN BẢN ĐỐI SOÁT SỐ LIỆU
DATA RECONCILIATION DOCUMENT

Giữa Công ty CP PayTech và Công ty TNHH Hottab Asset Việt Nam
Between Paytech., Jsc and Hottab Asset Viet Nam Company

Tháng ...../........
Month ...../........

1. Phí Bên A trả cho Bên B:

1. Fees Party A pays Party B

STT NO	Tổng doanh thu của đối tác liên kết từ chương trình tích điểm và tiêu điểm Partners' total revenue from Loyalty Program	Tỷ lệ phí giao dịch bên B hưởng (%) Percentage of transaction fee receive by Party B (%)	Phí giao dịch bên B hưởng(Tổng doanh thu *1%) transaction fee receive by Party B

			(Total Revenue *1%)
1		1%	0
2			0
3			0
Tổng Total			0
Thuế GTGT VAT Tax			0
Tổng Cộng Final Total			0

2. Phí Bên B trả cho Bên A:
2. Fees Party B pays Party A:

STT NO	Tên Voucher Voucher Name	Giá trị hoá đơn sau khi sử dụng voucher Receipt's value after using voucher	Phí dịch vụ (Giá trị HĐ sau khi sd voucher * 2.5%) Service fee (Receipt value after using voucher *2.5%)
1			0
2			0
3			0
Tổng Total			0
Thuế GTGT VAT Tax			0
Tổng cộng Final Total			0

3. Bù trừ
3. Adjustment
Số tiền Bên A còn phải thanh toán cho Bên B sau khi bù trừ công nợ:
Amount Party A will have to pay Party B after adjusting debts:

Số tiền Bên B còn phải thanh toán cho Bên A sau khi bù trừ công nợ:
Amount Party B will have to pay Party A after adjusting debts:

CÔNG TY CỔ PHẦN PAYTECH PAYTECH., JSC		CÔNG TY TNHH HOTTAB ASSET VIỆT NAM HOTTAB ASSET VIET NAM COMPANY	
ĐỐI SOÁT Reconciliator	**TỔNG GIÁM ĐỐC** General Director	**ĐỐI SOÁT** Reconciliator	**GIÁM ĐỐC** Director

ĐẠI DIỆN BÊN A	ĐẠI DIỆN BÊN B
PART A LEGAL REPRESENTATIVE	PARTY B LEGAL REPRESENTATIVE
(Ký, ghi rõ họ tên, đóng dấu)	*(Ký, ghi rõ họ tên, đóng dấu)*
(Signature, full name, sealed)	*(Signature, full name, sealed)*
CÔNG TY CỔ PHẦN PAYTECH	CÔNG TY TNHH HOTTAB ASSET VIỆT NAM
TỔNG GIÁM ĐỐC Ngô Minh Thắng	GIÁM ĐỐC Ngô Thị Chi

PHỤ LỤC SỐ 04: ĐẦU MỐI LIÊN HỆ

ANNEX NO. 04: POINT OF CONTACT

(Kèm theo Hợp Đồng Hợp Tác số 21-0528/HĐHT/PAYT-HOTTAB)

(AttachedAttach with Partnership Contract No. 21-0528/HDHT/PAYT-HOTTAB)

1. Trong quá trình triển khai dịch vụ hợp tác, Hai Bên sẽ liên lạc với nhau thông qua đầu mối thuộc từng bộ phận liên quan như sau:
1. During the execution of cooperative services, Parties will contact each other through Points of Contact as follow:

STT No.	Công việc Tasks	Bên A Party A	Bên B Party B
1	Phụ trách kinh doanh Business representatives	Tên/name: Nguyễn Thị Tuyết Điện thoại/tel: 0943160991 Email: kinhdoanh@paytech.vn	Tên/name: Ngô Thị Châm Email: cham@hottab.net
2	Phụ trách đối soát – thanh toán Reconciliation Crosscheck – payment representatives	Tên/name: Lê Hải Yến Email: doisoat@paytech.vn	Tên/name: Email: accountant@hottab.net
3	Phụ trách kỹ thuật Tjechnical representatives	Tên/name: Nguyễn Tiến Dũng Điện thoại/tel: 0972944273 Email: kythuat@paytech.vn	Tên/name: Nguyễn Văn Thắng Email: Thangnguyenvan@hottab.net
4	Phụ trách chăm sóc khách hàng Customer care representatives	Tên/name:Dương Thị Minh Hương Điện thoại/tel: 0904853096 Email: service@paytech.vn	Tên/name: Nguyễn Văn Thắng Email: Thangnguyenvan@hottab.net

2. Hai bên thống nhất trao đổi thông tin thông qua các Đầu mối liên lạc. Trong trường hợp nhân viên được ủy quyền giao dịch được ghi trên không được quyền tiếp tục đại diện trong việc giao dịch với Bên kia, hai bên cần có thông báo kịp thời, chính thức bằng văn bản/email/fax, gửi người đại diện liên lạc bên kia ngay lập tức và phải được đại diện liên lạc Bên kia xác nhận đã nhận được thông báo đó, nếu không, Bên gây thiệt hại phải chịu hoàn toàn trách nhiệm bồi hoàn chi phí thiệt hại cho Bên kia do việc chậm thông báo trên gây ra.

2. Parties agree to exchange information via Points of Contact. In case the designated people stated are not authorized to continue to act as Points of Contact, Parties must notify each other in due course and officially via documents/email/fax to the other Party's representatives and must be confirmed by the receiver party. If failure to follow, the Party which possesses change(s) is responsible for any damages caused by the delay of notification.

ĐẠI DIỆN BÊN A	ĐẠI DIỆN BÊN B
PART A LEGAL REPRESENTATIVE	PARTY B LEGAL REPRESENTATIVE
(Ký, ghi rõ họ tên, đóng dấu)	*(Ký, ghi rõ họ tên, đóng dấu)*
(Signature, full name, sealed)	*(Signature, full name, sealed)*
CÔNG TY CỔ PHẦN PAYTECH	CÔNG TY TNHH HOTTAB ASSET VIỆT NAM
TỔNG GIÁM ĐỐC	GIÁM ĐỐC
Ngô Minh Thắng	Ngô Thị Châm